UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On November 10, 2020, Harmonic Inc. (the “Company”) entered into a third amendment (“Amendment No. 3”) to that certain Credit Agreement, dated December 19, 2019, by and among the Company and Harmonic International GmbH, as co-borrowers, certain subsidiaries of the Company from time to time party thereto, as guarantors, and JPMorgan Chase Bank, N.A., as lender (the “Credit Facility”). Amendment No. 3 amends the Credit Facility to permit the Company to consummate the Commercial Transactions (as defined below).
The description of Amendment No. 3 is qualified in its entirety by reference to the text of Amendment No. 3, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Draft Purchase Agreement

On November 10, 2020, the Company entered into a commercial agreement (the “Commercial Agreement”) with SES 5G Satellite Customer Services LLC and SES S.A. (“SES”). Under the terms of the Commercial Agreement, a payment due by SES to the Company may be evidenced by a negotiable draft (each, a “Draft”) delivered by SES to the Company.

In connection with the Commercial Agreement, on November 10, 2020, the Company further entered into a Draft Purchase Agreement (the “Purchase Agreement” and, together with the Commercial Agreement, the “Commercial Transactions”) with Commerzbank AG, Luxembourg Branch (the “Purchaser”), pursuant to which the Company may sell to the Purchaser certain of the Drafts delivered by SES in an aggregate amount of up to $65 million.

The description of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as Exhibit 10.2 this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement, dated as of November 10, 2020, by and among Harmonic Inc., Harmonic International GmbH and JPMorgan Chase Bank, N.A.
10.2	Draft Purchase Agreement, dated as of November 10, 2020, by and between Harmonic Inc. and Commerzbank AG, Luxembourg Branch

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2020	HARMONIC INC.

	By:	/s/ Sanjay Kalra
Sanjay Kalra
Chief Financial Officer